CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                             (the "Company")

           SUPPLEMENT DATED NOVEMBER 20, 1995 TO THE PROSPECTUS
                           Dated October 1, 1995

                        Class A and Class B Shares
                CMIA LifeSpan Capital Appreciation Account
                      CMIA LifeSpan Balanced Account
                   CMIA LifeSpan Diversified Income Account
                       (the "LifeSpan Accounts")

     At a meeting of the Company's Board of Directors on November 17, 1995, the Board approved several changes to the management of the Company and the LifeSpan Accounts as a result of the merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to the LifeSpan Accounts. The Merger is expected to be consummated during the first three months of 1996.

     The Board has approved the following changes subject to consummation of the Merger and to the approval of the LifeSpan Accounts' shareholders:

*     The selection of Oppenheimer Management Corporation ("Oppenheimer"),
      Two World Trade Center, New York, NY, as the investment adviser to the LifeSpan Accounts. Oppenheimer is a registered investment adviser, which together with its affiliates, has over $38 billion in assets under management. Oppenheimer is an indirect subsidiary of Massachusetts Mutual. (Effective immediately after the consummation of the Merger and approval by shareholders.)

      The rate of the investment management fee applicable to each LifeSpan Account will not change as a result of Oppenheimer's assumption of the management of the Accounts. Oppenheimer will be responsible to pay subadvisory fees directly to the LifeSpan Accounts' respective subadvisers.

* The selection of Babson-Stewart Ivory International ("Babson-Stewart"), a registered investment adviser and affiliate of Massachusetts Mutual, as the subadviser to the International Component of each of LifeSpan Capital Appreciation Account and Balanced Account. Scudder, Stevens & Clark, Inc. ("Scudder"), the current subadviser to the International Component of such Accounts, will not provide subadvisory services after the Merger.
      The rate of the subadvisory fee to be paid by Oppenheimer to Babson-Stewart is less than that paid by G.R. Phelps to Scudder. However, unlike the current Scudder fee arrangement, Babson-Stewart's subadvisory fee will not be calculated on the aggregate assets of the Accounts managed by Babson-Stewart. (Effective immediately after the consummation of the Merger and approval by shareholders.)

* The amendment of each LifeSpan Account's Class A Rule 12b-1 distribution plan to permit the payment of service fees to OFD and others, including affiliates of OFD ("Qualified Recipients"). (Effective no later than 90 days after the consummation of the Merger and approval by shareholders.)

         The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

* The amendment of each LifeSpan Account's Class B Rule 12b-1 distribution plan to permit OFD and Qualified Recipients to be compensated for expenditures under the Class B Rule 12b-1 plan for the full amount of the authorized payment. (Effective no later than 90 days after the consummation of the Merger and approval by shareholders.)

         The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

* The nomination of twelve (12) new directors to serve as the Company's Board of Directors. (Effective 90 days after the consummation of the Merger and approval by shareholders.)

     The Board has also approved the appointment of Oppenheimer Shareholder Services as the Company's transfer agent and shareholder servicing agent.

     Until the transition to full service by Oppenheimer and its affiliates to the LifeSpan Accounts is completed during the 90 day period after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor) and transfer agency and shareholder services will be provided by National Financial Data Services (the current transfer agent).

November 20, 1995